                                POWER OF ATTORNEY

        Know All By These Presents,  that the undersigned hereby authorizes John
Hodgman,  Robin  Steele,  or  Lucinda  Quan  of  InterMune,   Inc.,  a  Delaware
corporation  (the "Company"),  or Mark Roeder,  Brian Cuneo, or Vedran Busija of
Latham & Watkins  LLP, to execute for and on behalf of the  undersigned,  in the undersigned's  capacity as a director of the Company,  Forms 3, 4 and 5, and any amendments  thereto,  and cause such form(s) to be filed with the United  States
Securities and Exchange  Commission  pursuant to Section 16(a) of the Securities
Act of 1934, relating to the undersigned's beneficial ownership of securities in the Company.  The undersigned hereby grants to the  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary  or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the
undersigned  might  or  could  do  personally   present,   with  full  power  of
substitution,  resubstitution or revocation, hereby ratifying and confirming all
that  such   attorney-in-fact,   or  such   attorney's-in-fact   substitute   or
substitutes,  shall  lawfully  do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned  acknowledges that the foregoing attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming,  nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings  of,  and  transactions  in,  securities  issued  by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        In Witness Whereof, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 2012.

                                           /s/ Jean-Jacques Bienaime
                                        ---------------------------------------
                                        JEAN-JACQUES BIENAIME